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                                  CERTIFICATION
                PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Steel City Products, Inc., a Delaware corporation (the "Company"), does hereby certify that:

         The Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the "Form 10-K") of the Company fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly represents, in all material respects, the financial condition and results of operations of the Company.

Dated:   March 26, 2003                    /s/ Terrance W. Allan
                                           -----------------------
                                           Terrance W. Allan
                                           Chief Executive Officer

Dated:   March 26, 2003                    /s/  Maarten D. Hemsley
                                           -----------------------
                                           Maarten D. Hemsley
                                           Chief Financial Officer